UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2009

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

       The Federal Home Loan Bank of San Francisco (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the "Finance Agency"), successor to the Federal Housing Finance Board effective on July 30, 2008 (collectively, the "Regulator"), and the regulations issued by the Regulator authorize the Finance Agency to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

       Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

       We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

  although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
  Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
  Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
  the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE(3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
09/16/2009	3133XUXD0	09/30/2009	09/30/2014	03/30/2010	Optional Principal Redemption	Canary	Fixed Step Up	12/30/2009	2.500	100,000,000
09/16/2009	3133XUXQ1	09/30/2009	09/30/2019	03/30/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	12/30/2009	2.250	50,000,000
09/16/2009	3133XUXT5	10/15/2009	10/15/2012	04/15/2010	Optional Principal Redemption	European	Fixed Step Up	10/15/2010	1.000	15,000,000
09/16/2009	3133XUYB3	09/24/2009	09/24/2012	12/24/2009	Optional Principal Redemption	Bermudan	Fixed Step Up	12/24/2009	1.000	110,000,000
09/16/2009	3133XUYH0	09/29/2009	03/29/2011	03/29/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	03/29/2010	0.550	250,000,000
09/16/2009	3133XUYK3	09/30/2009	09/30/2011	12/30/2009	Optional Principal Redemption	Bermudan	Fixed Step Up	12/30/2009	0.500	40,000,000
09/16/2009	3133XUYR8	09/29/2009	09/28/2012	03/29/2010	Optional Principal Redemption	European	Fixed Constant	03/29/2010	2.050	250,000,000
09/17/2009	3133XUWG4	10/13/2009	10/13/2017	04/13/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	01/13/2010	3.000	15,000,000
09/17/2009	3133XUWU3	09/30/2009	09/30/2019	03/30/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	12/30/2009	3.000	10,000,000
09/17/2009	3133XUYK3	09/30/2009	09/30/2011	12/30/2009	Optional Principal Redemption	Bermudan	Fixed Step Up	12/30/2009	0.500	10,000,000
09/17/2009	3133XUYU1	10/14/2009	10/14/2011	04/14/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	01/14/2010	1.000	10,000,000
09/17/2009	3133XUYU1	10/14/2009	10/14/2011	04/14/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	01/14/2010	1.000	25,000,000
09/17/2009	3133XUYX5	09/28/2009	12/28/2012	03/28/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	12/28/2009	1.500	15,000,000
09/17/2009	3133XUYY3	10/13/2009	04/13/2012	04/13/2010	Optional Principal Redemption	European	Fixed Step Up	04/13/2010	1.000	15,000,000
09/17/2009	3133XUYY3	10/13/2009	04/13/2012	04/13/2010	Optional Principal Redemption	European	Fixed Step Up	04/13/2010	1.000	35,000,000
09/17/2009	3133XUZB2	09/30/2009	09/30/2014	03/30/2010	Optional Principal Redemption	Canary	Fixed Step Up	12/30/2009	2.650	100,000,000
09/17/2009	3133XUZD8	10/01/2009	10/01/2012	01/01/2010	Optional Principal Redemption	European	Fixed Step Up	07/01/2010	1.000	15,000,000
09/18/2009	3133XUWG4	10/13/2009	10/13/2017	04/13/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	01/13/2010	3.000	20,000,000
09/18/2009	3133XUWU3	09/30/2009	09/30/2019	03/30/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	12/30/2009	3.000	15,000,000
09/18/2009	3133XUYU1	10/14/2009	10/14/2011	04/14/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	01/14/2010	1.000	20,000,000
09/18/2009	3133XUZS5	10/05/2009	10/05/2012	04/05/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	04/05/2010	1.000	15,000,000
09/18/2009	3133XUZW6	10/08/2009	04/08/2011	04/08/2010	Optional Principal Redemption	European	Fixed Step Up	04/08/2010	0.500	250,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American--redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European--redeemable on a particular date only.
•    Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European--redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: September 22, 2009	By: /s/ Steven T. Honda
Steven T. Honda Senior Vice President and Chief Financial Officer